SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

ISC8 INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-008402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

151 Kalmus Drive, Suite A-203, Costa Mesa, California 92626
(Address of principal executive offices)

(714) 549-8211
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As previously disclosed in the Current Report on Form 8-K filed on September 24, 2014, ISC8 Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Central District of California (the “Court”) on September 23, 2014 (the “Petition Date”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company’s Chapter 11 proceedings are currently administered under the caption In re ISC8 Inc., Case No. 8:14-bk-15750-SC. Additional information regarding the Company’s bankruptcy proceedings can be found on the Company’s website at: http://www.isc8.com/about/bankruptcy.html

Approval and Confirmation of Plan of Liquidation

On April 22, 2015, the Company filed with the Court a Plan of Liquidation and a Disclosure Statement describing the Plan of Liquidation pursuant to Chapter 11 of the Bankruptcy Code, which plan and disclosure statement were amended on June 17, 2015 and again on August 3, 2015. A copy of the Company’s First Amended Plan of Liquidation, dated August 3, 2015 (the “Amended Plan of Liquidation”) and the First Amended Disclosure Statement Describing the Debtor’s First Amended Plan of Liquidation, dated August 3, 2015 (the “Amended Disclosure Statement”) are attached hereto as Exhibits 99.1 and 99.2, respectively.

The Amended Plan of Liquidation provides for the appointment of a liquidating trustee (the “Liquidating Trustee”) and for the transfer of all of the Company’s remaining assets to a liquidating trust (the “Liquidating Trust”), which Liquidating Trust will administer and liquidate all of the Company’s remaining assets. The Amended Plan of Liquidation also provides for the cancellation and termination of all shares or other ownership interests in the Company, including cancellation of all shares of the Company’s common stock, and the dissolution and wind-up of the Company.

It is expected that the Liquidating Trust will receive approximately $135,000 to distribute to the holders of allowed general unsecured claims, resulting in an estimated payment of $0.05-$0.075 for every dollar owed on such claims.

On September 14, 2015, the Court entered an order confirming the Amended Plan of Liquidation, a copy of which is attached hereto as Exhibit 99.3 (the “Plan Confirmation Order”), and the Amended Plan of Liquidation went into effect immediately following the entry of the Plan Confirmation Order. In connection with the Plan Conformation Order, the Company expects to file a Form 15 with the Securities and Exchange Commission to terminate its obligation to file regular periodic reports under the Securities Exchange Act of 1934, as amended.

The preceding description of the Amended Plan of Liquidation is qualified, in its entirety, by reference to the full text of the Amended Plan of Liquidation, the Amended Disclosure Schedule and the Plan Confirmation Order, attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Cautionary Statements Regarding the Amended Plan of Liquidation

Following the Plan Confirmation Order, all of the Company’s remaining assets will be liquidated and the Company will be dissolved. As a result of the Plan Confirmation Order, all of the Company’s capital stock and equity interests have been terminated and holders of the Company’s capital stock will receive no distribution on account of their interests and cancellation of their existing stock. Accordingly, even though the Company’s common stock may continue to be quoted on the OTC Pink marketplace, it has no underlying asset value and Company’s shareholders should not view the trading activity of its common stock on the OTC Pink marketplace or any other market or trading platform as being indicative of any value to the Company’s stockholders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following entry of the Plan Confirmation Order, the Company’s Board of Directors and all remaining positions within the Company were dissolved. As such, Messrs. Simon Williams, Alexander Awan and Theodore Lanes no longer serve on the Company’s Board of Directors, and Mr. Alfred Masse no longer serves as the Company’s Chief Reorganizing Officer. Mr. Masse has been appointed to serve as the Liquidating Trustee for the Liquidating Trust, and has been granted the authority by the Court to continue to act as the Company’s Chief Restructuring Officer to the extent necessary to carry out the Amended Plan of Liquidation.

Item 7.01 Regulation FD.

On September 15, 2015, the Company filed a monthly operating report for the month ended July 31, 2015 (the “Monthly Operating Report”) with the Court.  A copy of the Monthly Operating Report is attached hereto as Exhibit 99.4.

The information set forth in this Item 7.01, including Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities in that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Monthly Operating Report is limited in scope, covers limited periods of time and were prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants, are in a format prescribed by applicable requirements of the Office of the United States Trustee and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee. The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01 Exhibits and Financial Statements.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISC8 INC.

Date: September 22, 2015	By:	/s/ Alfred Masse
Alfred Masse
Chief Restructuring Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	First Amended Plan of Liquidation of ISC8, Inc., dated August 3, 2015.
99.2	First Amended Disclosure Statement Describing ISC8, Inc.’s First Amended Plan of Liquidation, dated August 3, 2015.
99.3	Order Confirming the First Amended Plan of Liquidation of ISC8, Inc., dated September 14, 2015.
99.4	Monthly Operating Report for the month ended July 31, 2015, filed with the United States Bankruptcy Court for the Central District of California on September 15, 2015.